Exhibit 99.2

Forward-Looking Statements This presentation, dated October 14, 2026, including any investor materials or other document of which it forms a part (this "Communication"), contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws, regarding FF EAI Robotics Ecosystem Inc. ("FFR," the "Company," "us," "our," or "we") and our industry, and Faraday Future Intelligent Electric Inc. ("FFAI") and its business. All statements, whether written or oral, other than statements of historical fact, including any financial projections and any statements regarding future events, our strategy, our transition to robotics operations, our plans for RoboShare, our digital asset disposition plans, the proposed acquisition of the FF EAI Robotics business, the projections referenced in this communication, any related financing, and the anticipated benefits and timing of the foregoing, our objectives, expectations, or anticipated actions or results, are forward-looking statements. You can often identify forward-looking statements by words such as "may," "might," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," "likely," or "continue," or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking. These statements reflect our current expectations and projections about future events as of the date of this Communication and are necessarily based on estimates and assumptions that, while considered reasonable by management, are inherently uncertain. Neither FFR nor FFAI can give assurance that such forward-looking statements or financial projections will prove to be correct. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of numerous risks and uncertainties, both general and specific, including, but not limited to: The proposed transaction. The proposed transaction is subject to the conditions in the Transaction Agreement and any required regulatory approvals, and may not be completed on the terms described or at all; the conditions to closing and the parties' ability to satisfy them; the timing of the transaction and the costs of pursuing it; the issuance of a substantial number of shares as consideration and the resulting dilution; the issuance of non-voting preferred stock and the restrictions on its conversion; the fact that the counterparty is our controlling stockholder and the conflicts of interest inherent in the transaction; the effects of the amended and restated lead investor agreement, including the concentration of voting and governance rights in FF Global Partners LLC and the other group members, the Company's potential reliance on controlled-company exemptions and contractual limitations on certain corporate, governance and financing actions; our dependence on the counterparty for transition, supply and support following any closing; the scope and enforceability of the non-competition and governance arrangements entered into or contemplated in connection with the transaction; the consequences of the transaction under Nasdaq listing rules, including the possibility that we must satisfy initial listing requirements in connection with a change of control or change in the nature of our business; our ability to integrate and operate the acquired business; restrictions under Nasdaq Listing Rule 5635 on the number of shares of common stock we may issue before stockholder approval, and the timing of that approval and of the Regulation 14C information statement process; reviews or requirements of the Committee on Foreign Investment in the United States and other regulatory authorities; export control, sanctions and supply-chain restrictions, including with respect to suppliers in, and persons with remote access located in, the People's Republic of China; the DOJ Data Security Program rule and other restrictions on sensitive personal data; our dependence on key personnel, including Yueting Jia and Jiawei Wang; the extent of revenue derived from related parties; and the substantial funding required by the acquired business, which materially exceeds the anticipated proceeds of any concurrent financing; and the risk that the acquired business performs differently than anticipated. Projections. The projections referenced in this communication were prepared by FFAI management for the FF EAI Robotics business on a standalone basis and do not reflect our existing business, transaction-related expenses or the combined company. FFAI is our controlling stockholder and the counterparty to the proposed transaction, and has an interest in the transaction that differs from, and may conflict with, the interests of our other stockholders. Each projected figure in this Communication, for every period presented, including 2026E through 2030E, is a forward-looking target based on FFAI management's business plan and is not a performance commitment, forecast or guidance of FFR. Investors should not infer that FFR or FFAI considers the projections to be predictive of actual results. We have not independently verified them or adopted them as guidance. They were not prepared with a view toward public disclosure or toward compliance with the published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding prospective financial information, and no independent registered public accounting firm has examined, compiled or performed any procedures with respect to them, and none expresses an opinion or any other form of assurance with respect to them. The projections reflect estimates and assumptions that are inherently uncertain and subject to change, including assumptions reflected in the business plan reviewed in connection with the proposed transaction. Actual results are likely to differ, and may differ materially. Liquidity, capital and going concern. Our limited cash and liquidity position and our history of operating losses and negative operating cash flow; substantial doubt regarding our ability to continue as a going concern, as described in our periodic reports; our need to obtain additional financing on acceptable terms or at all, and the substantial dilution to existing stockholders that additional financing may cause, including any financing completed in connection with the proposed transaction, which may not be completed or may be on less favorable terms than anticipated; our ability to fund operations pending and following the disposition of our digital asset positions; and our ability to satisfy the continued listing requirements of The Nasdaq Stock Market, including stockholders' equity, minimum bid price and other applicable standards. Our strategic transition and the disposition of digital assets. Risks associated with a fundamental shift in our business strategy and the redeployment of resources from a digital asset treasury strategy to robotics operations; our ability to execute the disposition of our digital asset positions in an orderly manner and on acceptable terms; the risk that amounts realized on disposition are materially less than carrying value as a result of price volatility, market depth, execution timing, custody or transfer constraints, or other limitations; tax, accounting and regulatory consequences of the dispositions; the continued volatility and regulatory uncertainty associated with digital assets and cryptocurrencies during the wind-down period; the concentration of a substantial portion of our assets in a single equity investment, including an investment in a related party, and the illiquidity, valuation uncertainty, holding-period and transfer restrictions associated with that investment; and risks arising from our relationships and agreements with related parties and significant stockholders.

Forward-Looking Statements (continued) Our robotics operations business. Our limited operating history in robotics operations and commercialization and the absence of a meaningful revenue history; the early stage of RoboShare and the risk that customer demand, repeat demand, pricing, utilization or unit economics do not develop as anticipated; our dependence on a small number of customers, on a single initial geographic market, and on individual events or engagements, and the risk that the loss of, or a change in the terms of, any such relationship has a disproportionate effect; our dependence on third-party robot owners, operators, suppliers, original equipment manufacturers and local partners, and on their willingness to make robots available on our platform; risks relating to the availability, cost, quality, maintenance, transport, insurance and technological obsolescence of robots and related equipment, and to supply chains, tariffs and trade measures affecting them; and our ability to expand into additional markets and to attract and retain participants on both sides of our marketplace. Operations, safety and liability. Risks of property damage, personal injury or death arising from the operation of humanoid robots, quadrupeds and other autonomous or semi-autonomous machines in proximity to performers, employees, guests and the public, including at live events and in uncontrolled environments; product liability, premises liability, negligence and related claims and the adequacy, scope, availability and cost of our insurance coverage and of contractual indemnities from customers, owners and suppliers; the allocation of responsibility among us, robot owners, venues, event producers and customers; permitting, licensing, occupational safety and event-specific regulatory requirements; and the reputational consequences of any safety incident. Technology, data and intellectual property. Systems, network, telecommunications or service disruptions, failures, defects or cyber-attacks; the performance, reliability and autonomy limitations of robotic systems and of the software, models and networks that support them; our collection, use, storage, transmission and protection of personal information, including images and any biometric or biometric-adjacent data captured in the course of robot deployments, and evolving privacy, biometric and artificial intelligence laws and regulations across the jurisdictions in which we operate or intend to operate; our ability to obtain, maintain, protect and enforce our intellectual property rights and to defend against third-party claims of infringement or misappropriation; and our reliance on third-party technology, platforms and licenses. Legal, regulatory and general. The regulated industries and jurisdictions in which we operate; current or future laws or regulations and new interpretations of existing laws or regulations, including those applicable to digital assets, robotics, autonomous systems, consumer protection, advertising and endorsements; the risk that our marketplace arrangements, or the manner in which they are described, are characterized differently than we intend by regulators or courts; the failure of counterparties to perform their contractual obligations; litigation, regulatory inquiries, investigations and enforcement actions, and their costs and outcomes; business, economic, market and capital-market conditions; competition in our industry; changes in market demand for, and the pricing of, our products and services; our ability to define, design and release new products and services in a timely manner that meet customer needs; our ability to attract, retain and motivate qualified personnel, including key management; our ability to manage our growth and our transition; and our ability to maintain effective internal control over financial reporting and disclosure controls and procedures. This list of factors is not exhaustive. Additional risks and uncertainties are described more fully in FFR's and FFAI's respective filings with the U.S. Securities and Exchange Commission (the "SEC"), including their Annual Reports on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q, and subsequent filings, which are available on the SEC's website at www.sec.gov. Investors are urged to review the liquidity, capital resources and going concern disclosures contained in those reports. The forward-looking statements in this Communication speak only as of the date hereof. Except as required by law, neither FFR nor FFAI nor any other person undertakes any obligation to update or revise any forward-looking statement or financial projection set out herein, whether as a result of new information, future events or otherwise. This Communication is provided for informational purposes only, does not constitute an offer to sell or the solicitation of an offer to buy any security, and does not constitute investment, tax or legal advice or any investment recommendation, and does not take into account the investment objectives or financial situation of any person. FFR reserves the right to amend or replace the information contained herein, in whole or in part, at any time, and undertakes no obligation to notify any recipient thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. This caution is made under, and these forward-looking statements are intended to be covered by, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This Communication includes EBITDA, contribution margin, unit gross margin and cumulative funding need, which are not measures prepared in accordance with U.S. GAAP. [A reconciliation of historical non-GAAP measures to the most directly comparable GAAP measures is included in the Appendix.] A reconciliation of projected non-GAAP measures is not provided because the reconciling items cannot be predicted without unreasonable efforts; such items could be significant. Industry and Third-Party Data Statements regarding market position and peer companies are based on [identified sources as of their dates], internal estimates and information published by third parties, which FFR has not independently verified. Peer-company information, including that of private companies, is self-reported and may not be prepared on a basis comparable to FFR's. Oral Statements Oral forward-looking statements made in connection with this Communication are qualified by the cautionary statements herein and in FFR's SEC filings.

01 FFAI: A Physical AI Investment & Holding Platform

Benchmarking Berkshire Hathaway — expanding across Physical AI through controlling stakes and M&A

Analogy: Berkshire Hathaway vs. FFAI

	Berkshire Hathaway	FFAI
Core model	Diversified: financial services & insurance, tech giants, manufacturing	Focused solely on investment and M&A within Physical AI
Management	Controlling stakes with board-level governance	Controlling stakes with board-level governance and operations
Value creation	Long-term holding	Long-term holding

Holding structure

FFAI (Nasdaq: FFAI)

FFR (EAI Robotics)
Controlled



FF & FX (EAI Cabin, Robotaxi)
Controlled





Potential M&A
- **EAI Brain & Developer Platform**
- **Industry Productivity Solutions**
- **EAI Data**
- **Other Physical AI (e.g., drones)**

The transaction: FFR becomes an independent, Nasdaq-listed robotics business

$200M
Valuation basis; option-adjusted consideration at $2.246 options assumed separately

$10M
PIPE at $1.50/share

Following the proposed transaction, the robotics business would be held in a separately listed company, and its results would be reported in FFR's periodic SEC filings.

All in on the Tesla ecosystem

- FX Super One & FF 92 join Robotaxi as a premium tier
- Capital-light fleet expansion: a premium tier with no new vehicle, Hanford capacity, and public proof of fleet economics
- FF "3rd AI Space" in Cybercab cockpits: sports, markets, mobile office
- FF brings fleet capital, depot ops and premium models; Tesla brings Cybercabs, network access, FSD and charging

Solid: controlled holdings · Dashed: potential future M&A / controlling stakes. Transaction information is a summary only and is qualified in its entirety by the definitive agreements filed by FFR with the SEC. PIPE amount shown is a maximum; the acquisition is not conditioned on PIPE funding. Robotics-related opportunities would be pursued by FFR, subject to the transaction's non-competition provisions. Tesla initiatives: These initiatives relate to FFAI and not FFR. Tesla initiatives are proposed and forward-looking and depend on Tesla allocation, network terms, regulatory approvals and financing; Tesla, Cybercab, FSD, Robotaxi and Supercharger are trademarks of Tesla, Inc.

02 FFR Overview: An Embodied AI Company, 12 Years of Automotive Capabilities Powering Robotics

The first U.S. EAI robotics OEM to deliver humanoid and bionic robots, and No. 1 in shipments up to date

■ Company profile

FFR is a U.S. Embodied AI (EAI) robotics OEM building a Four-Core Full-Stack AI Ecosystem across, EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, EAI Data Factory. It is the first U.S. company to deliver both humanoid and bionic robots, advancing the robotics industry's growth.

Four-Core Full-Stack AI Ecosystem

The only company in North America with an initial Four-Core Full-Stack AI Ecosystem, serving education, industry, security and commercial services. The delivery, data collection, brain evolution, capability improvement and deployment cycle supports commercialization at scale.

One Brain, Multi-forms, Multi-capabilities

- One intelligent brain powers multiple robot form factors.
- Multiple robot form factors serve diverse use cases.

12 years of automotive expertise

FFR applies FF's 12 years of U.S. R&D, AI software, supply chain, manufacturing, quality, compliance, delivery and user operations to robotics. FFAI Group has invested approximately $4B, with 50% allocated to R&D.

Built in USA program: building U.S. robotics manufacturing capabilities

- U.S. assembly, with FF's own factory opening in 2026
- Hanford manufacturing facility
- First EAI robot expected to be off the U.S. line in February 2027

Five-year targets

- Top 3 among U.S. companies in global EAI device sales
- Top 3 in industry ecosystem revenue

12 Years · Invested	Today · Achieved	2026E · Target	2027E · Target	2028E · Target
~$4.0B	**817 units**	**$7.1M · 2,001 units**	**$45.2M · 7,400 units**	**Q3 Operating Cash Flow Positive**
Automotive-grade R&D / manufacturing / supply-chain system (50% R&D)	#1 in U.S. cumulative shipments · positive unit gross margin	Full-year revenue and shipment targets	Full-year revenue and shipment targets; first in-house line EAI robot in Feb 2027	Operating cash flow positive for the quarter

Note: All 'E' figures and targets on this slide, including the five-year targets, are FFAI management projections for the RobotCo business on a standalone basis, are forwarding-looking commitments. See 'Forward-Looking Statements.'

Sources and as-of dates for current / historical statements: 09/30/2026

03 Four-Core Full-Stack AI Ecosystem: FFR's Ecosystem Evolution Flywheel

■ Four-Core Full-Stack AI Ecosystem

FFR's robotics business model combines EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, and EAI Data Factory. Each core operates independently while reinforcing the others through a flywheel that maximizes business value.

■ Internal flywheel

Data and capabilities circulate across the four cores: more devices → more data → a stronger brain → more deployments → more sales.

■ External flywheel

Opening all four cores builds a developer ecosystem around a reciprocal customer–supplier model. Partners buy FFR devices to develop skills, solutions and components. FFR purchases and integrates their capabilities, expanding the ecosystem and increasing device sales.


Open device ecosystem
FFR and partner brands serve the broader market
EAI
Devices
Open Industry Productivity Solutions
Open to solution providers and system integrators
Industry Productivity Solutions
Four-Core Full-Stack AI
Robotics Ecosystem
EAI
Data Factory
Open Data Factory
Data sales and training services for data collection and large language model companies
EAI Brain Developer Platform
Brain licensing and an open-source developer platform
License EAI Brain capabilities to partners and attract developers

Sources and as-of dates for current / historical statements: 09/30/2026

03 Four-Core Full-Stack AI Ecosystem: Business Progress

01 EAI Brain & Developer Platform

100% deployment

100 skills / 200 developers


Developer
Open Source
Brain
Skill
Platform

- Simulation motion-tracking success rate validates cross-form-factor compatibility
- Core stack: AI interaction, VLA, manipulation and WBC
- VLA fine-tuning on NVIDIA GR00T; SONIC advances WBC
- Commercialization framework established: Soul Framework / Brain Blocks / SDK

02 EAI Devices

817 units



- Cumulative shipments with positive contribution margin per unit
- 2026 target: 2,001 units; ~130,000 units over five years
- Focus on education, industry, security and inspection

03 Industry Productivity Solutions

Year-end 2026

Across education, industry, security and commercial services, translate EAI capabilities into repeatable, deployable and scalable industry productivity solutions.



04 EAI Data Factory

2,100 hrs/month (Aug. 2026) →
20,000 hrs/month (year-end 2026)



- Integrated collection → training → evaluation → deployment → continual learning cycle
- 50,000 hours of real-world data targeted for the year, building a lasting competitive advantage
- Data business revenue exceeds $400,000

All projected figures are FFAI management projections for the FF EAI Robotics business on a standalone basis; not FFR guidance.

Sources and as-of dates for current / historical statements: 09/30/2026

03 Four-Core Full-Stack AI Ecosystem: EAI Devices Three form factors, five series, 24 models: humanoids, quadrupeds and mobile manipulators Humanoid Futurist Flagship full-size humanoid 51 DOF · 172 cm/55 kg · Thor platform · 3D LiDAR · Education/research/industrial training From $89,900 Master Mid-size athletic humanoid 131 cm/39 kg · 31 DOF · Orin platform · 50+ languages/30+ expressions · Guided tours and shows From $29,990 Master Mini Compact humanoid 100 cm/20 kg · Pro/Ultra From $9,990 Nova Entry-level miniature humanoid Under 50 cm · Home companionship Pricing TBA Quadruped Navi Foundational learning quadruped 8 kg weight · 3D-printed/DIY · Visual programming · STEM education/home companionship $1,990 Aegis Professional quadruped 10 kg payload · Quadruped or four-wheel · 30° slope/35 cm obstacle · 5.5 m/s · Education/security & inspection From $3,990 Aegis Ultra-W Lightweight professional wheel-legged quadruped ~22 kg · 5.5 m/s · 65 cm obstacle · Security/companionship From $12,990 Aegis Mega A Mid-size industrial wheel-legged quadruped 50 kg payload · 25 cm steps/80 cm obstacle · Security/inspection $74,990 Aegis Mega D Mid-size industrial wheel-legged quadruped Dual hot-swap batteries, 5 h · Multi-payload modules $74,990 Aegis Hyper Large industrial quadruped All-weather · Thermal imaging/gas detection/3D scanning $137,900 Mobile manipulator Faber Mobile manipulator 5 kg payload per arm · 7 DOF · Height-adjustable body · 2 m/s · Dual LiDAR · Thor computing · Autonomous charging — production, sorting and data capture Contact sales for pricing One Brain, Multi-forms, Multi-capabilities — the broadest EAI device portfolio by form factor in the U.S. market, spanning education, industrial application, security & inspection, and entertainment. Sources and as-of dates for current / historical statements: 09/30/2026

04 RoboShare: Rental Demand Drives Sales, Sales Expand Supply A robot-sharing marketplace connecting customers, robot owners and local operators; one rental order turned a 5-robot plan into a 23-robot signed order ①Marketplace: three participants, one platform Customers Rent before buying Access robots for short-term projects or longer-term use without purchasing them Robot owners Put assets to work List eligible robots for rental and receive equipment-use fees Local operators Deploy and fulfil Support on-site deployment, operation and fulfilment of rental orders ②Business model: asset-light, platform fees + direct services Revenue model: platform fees + direct services • RoboShare coordinates booking, pricing, scheduling, payment and fulfilment • Revenue = platform commissions on rentals + direct services (project coordination, content design, customer operating support) • Marketplace transaction volume is separate from recognized platform fee and service revenue Supply model: asset-light, multi-brand • Starts with FF robots; open to additional brands • Expands through equipment owned by customers, dealers and third parties, supported by local fulfilment partners; the platform does not hold every robot • RoboShare & Co.: North American partner program connecting dealers, owners, customers, referral partners and rental operators ③Early commercial evidence: rentals convert into purchases US$33,000 One-year rental order, education customer 5 → 23 robots Purchase plan → signed order after the rental +18 units Additional FFAI robot units ordered 1 → 3 models Purchase mix widened The RoboShare flywheel Rental demand Robot purchases Rentable supply More rental capacity Rental demand drives sales, sales expand supply: a one-year rental order turned a 5-robot plan into a 23-robot signed order Note: early commercial example. Rental order value differs from recognised platform revenue, and purchased robots do not automatically become rentable supply. RoboShare is operated by AIxCrypto EAI, Inc., a subsidiary of FF EAI Robotics Ecosystem, Inc. Sources and as-of dates for current / historical statements: 09/30/2026

04 Financials & Valuation: Monthly Sales at Record Highs in 2026; Quarterly Operating Cash Flow Turns Positive in Q3 2028

Actual shipments (monthly) → 5-year plan (annual): Units (bars) × Gross margin (line) + Revenue

ACTUAL 2026 monthly shipments (units)



22
46
69
105
152
158
265
Mar
Apr
May
Jun
Jul
Aug
Sep

817 units

Mar–Sep cumulative · Sep 265 units, new monthly high

Actual financials	Revenue	GM
4Q25A	$0	n/a*
1H26A	$1.14M	31%

PLAN 5-year plan: units, gross margin & revenue

Revenue CAGR
~250%



Gross margin (line)
Units (bars)
10%
31%
44%
49%
54%

	2026E	2027E	2028E	2029E	2030E
Revenue ($M)	7.1	45.2	258.9	604.7	1,064.2
Units	2,001	7,400	24,125	40,250	60,000
Gross margin	10%	31%	44%	49%	54%

134K units
5-yr cumulative units (2026E–2030E)

150×
Revenue growth 2026E → 2030E

$1.06B
2030E revenue

+$361M
2030E EBITDA

Q3 2028
Quarterly operating cash flow turns positive

GM 10% → 54%: entry-level education models first (positive unit margin) → richer product mix, ecosystem & software reaching 49% of revenue → growing recurring revenue per installed robot + scale cost-down and capacity ramp

** No revenue in 4Q25 (opex $0.90M), so no GM. 4Q25 actuals from audited and 1H26 actuals from unaudited carve-out combined financial statements of the Robotics Business. PCAOB-audited financial statements have not been completed and may differ. No quarterly split, hence 4Q25 and 1H26 shown. Monthly shipments per internal data.*

PROPRIETARY AND CONFIDENTIAL

All projected figures are FFAI management projections for the FF EAI Robotics business on a standalone basis; not FFR guidance.

Sources and as-of dates for current / historical statements: 09/30/2026

04 Financial Projections: Five-Year Financial Overview

Revenue grows 150x in five years, with ecosystem and software reaching 49%

Revenue mix · device sales × ecosystem and software ($M)



Device Sales (Net)
Ecosystem & Software
Revenue ($M)
$7M
$45M
$259M
38%
$605M
43%
$1,064M
49%
2026E
2027E
2028E
2029E
2030E

EBITDA turns positive in 2028, reaching +$361M in 2030E; gross margin rises from 10% to 54%

EBITDA and Net Income ($M)



EBITDA
Net Income
$M
-30
-30
-83
-85
+1
-6
+148
+135
+361
+342
2026E
2027E
2028E
2029E
2030E

Peak cumulative funding need of ~$150M (Q3 2028); five-year CapEx of $98M

Cumulative funding need · operating basis, before financing ($M)



Cumulative Funding Need ($M)
-37
-143
Peak −$149.8M · Q3 2028
CY26
Q1 27
Q2 27
Q3 27
Q4 27
Q1 28
Q2 28
Q3 28
Q4 28

Quarterly operating cash flow turns positive in Q3 2028; FY2028 reaches +$1.8M

Quarterly operating cash flow · Q1 2027 – Q4 2028 ($M)



Operating Cash Flow ($M/Qtr)
First Positive Quarter · Q3 2028
-20.9
-19.9
-21.4
-21.1
-8.5
-5.5
+4.0
+11.8
Q1 27
Q2 27
Q3 27
Q4 27
Q1 28
Q2 28
Q3 28
Q4 28

All projected figures are FFAI management projections for the FF EAI Robotics business on a standalone basis; not FFR guidance.

04 U.S. Peer Benchmarking: Significant Growth Potential for FFR

		FFR One Brain, Multi-forms Robot World **The only investment combining deliveries, positive contribution margin and public-market liquidity**	**Agility Robotics** Single industrial humanoid: Digit	**Figure AI** Single general-purpose humanoid: Helix
① Strategy	**Product form factors**	**One Brain, Multi-forms: 3 forms / 5 series / 11 models**	Single form factor: Digit (currently v4)	Single general-purpose humanoid
	Use cases	**Education, industry, security / inspection and commercial services**	Warehouse logistics	Logistics / manufacturing pilots
② Business	**Cumulative deliveries**	**817 units; No. 1 in U.S. shipments**	Single-digit shipments; 9 pilot production lines	-
	Product status	**Volume deliveries underway; first unit expected to be off FFR's U.S. line in Feb. 2027**	v5 not yet in volume production (2026 launch planned)	Figure 03 in small batches
	Ecosystem revenue	**First Data Factory order: $400K, delivered and recognized**	$300M+ lease contracts with a related party; 453,000 warrants, released against milestones	-
③ Financials	**Latest revenue**	**$1.52M cumulative (independent third-party customers)**	FY2025: $1.78M (64% related-party)	-
	Margin / profit (actual)	**+30% positive gross margin**	−151% gross margin ($2.7M gross loss)	-
	Cash burn	**~$150M cumulative funding to breakeven in 2028**	2025 cash uses: $102M; going-concern uncertainty	-
	Breakeven timing	**Q3 2028 (positive operating cash flow)**	Not disclosed	-
④ Capital	**Listing / transaction**	**Acquisition: Q4 2026**	SPAC (Churchill XI): expected Q4 2026–Q1 2027	Private; no S-1 filed
	Valuation	**~$200M**	$2.5B pre-money (≈12.5× FFR)	$39B (≈195× FFR)
	2027E P/S	**4.4× (contribution valuation)**	No revenue guidance; ≥~25× at implied full order capacity	**-**
	Proposed financing	**$10M**	~$620M ($420M trust + $200M PIPE)	~$1.9B raised privately to date

Sources: Public filings and company investor materials: Agility Robotics Investor Presentation (June 24, 2026) and Form S-4 (FY2025 audited financials, Note 14); Figure AI's self-reported Financial Profile; FFR company data. Forward-looking figures are identified as in the sources. Illustrative only; not an offer of securities.
2027E P/S: FFR contribution valuation / BP FY2027E revenue of $45M; Figure self-reported 2027E revenue of $110M. Agility has no revenue forecast: ≥~25× is an implied lower bound using its order economics (1,000 units × ~$100K/unit/year), assuming all units are delivered and recognized for a full year. The actual multiple may be higher.

All FFR-column projections are FFAI management projections for the FF EAI Robotics business on a standalone basis; not FFR guidance.

05 FFR Pro Forma Capitalization at Closing

Free float is 13.0M shares, 10.7% of the as-converted total · 89.3% is locked up, vesting or awaiting registration

Holder	At closing (before stockholder approval)		After approval, as-converted (fully diluted)		Can it be sold in the near term?	
	Common stock	Restricted preferred (as-converted)	Shares	% of total	Status	Lock-up / registration
FFAI (existing shares + consideration shares)	14,672,392	65,470,083	80,142,475	**65.7%**	**Locked up**	18-month lock-up; registration rights only after 12 months; affiliate holder
RobotCo employees (ESOP)	12,124,310	–	22,261,799	**18.2%**	**Restricted**	180-day market standoff; shares and options vest 25% at 6 months, then monthly over 36 months
PIPE investors	4,412,242	2,254,424	6,666,666	**5.5%**	**Restricted**	Restricted securities; not saleable until the resale registration is effective (to be filed within 30 days of closing)
Existing AIXC public (excl. FFAI)	**13,001,904**	**–**	**13,001,904**	**10.7%**	**Free float**	**Freely tradable**
Total	**44,210,848**	**67,724,507**	**122,072,844**	**100%**		

At closing (before stockholder approval): only 13.0M shares can trade, all held by existing public stockholders. 44.2M common shares will be outstanding, but the 17.9M issued at closing to FFAI, employees and PIPE investors are locked up or unregistered. Because Nasdaq rules limit common stock issuance before approval, a further 67.7M shares are issued as non-voting restricted preferred (shown as-converted); FFAI's preferred converts once approval is effective (~Dec 2026). FFAI voting power: 33.2% at closing, 71.6% after approval.

Ownership after stockholder approval, as-converted and fully diluted (122.1M shares)



FFAI 65.7% · 18-month lock-up
Employees 18.2%
standoff + vesting
PIPE
5.5%
Free float
10.7%
89.3% locked up, vesting or awaiting registration
10.7% tradable

Illustrative: $200M RobotCo valuation basis at $2.246/share; $10M PIPE at $1.50 (illustrative price). Restricted preferred shown as the number of common shares issuable on conversion; each share of preferred stock is convertible into 1,000 shares of common stock, subject to the required approval and applicable conversion restrictions. % FD = fully diluted; % common = common stock only. Source: FFR pro forma cap table (Exercised case, 10/13/2026),

Thank you Investor Contact FF EAI Robotics Ecosystem Inc. (Nasdaq: FFR) 1990 E. Grand Ave. El Segundo, California 90245 Investor Relations Department IR@aixcrypto.ai +1 (760) 452-8111 https://investors.ff.com/ Additional Information and Where to Find It FFR intends to file with the SEC an information statement on Schedule 14C relating to the proposed transaction. No vote or proxy is being solicited in connection with this Communication. Investors are urged to read the information statement and FFR's other SEC filings when available, because they will contain important information about FFR, the FF EAI Robotics business and the proposed transaction. These documents will be available free of charge at www.sec.gov and at https://investors.ff.com/.